Exhibit 99.1

Smith & Wesson Brands, Inc. Reports

Second Quarter Fiscal 2026 Financial Results

•	Q2 Net Sales of $124.7 Million
•	Q2 Gross Margin of 24.3%
•	Q2 EPS of $0.04/Share; Q2 Adjusted EPS of $0.04/Share
•	Q2 Net Income of $1.9 million; Q2 Adjusted EBITDAS of $15.1 Million
•	Q2 Net Cash Provided by Operating Activities of $27.3 million

MARYVILLE, Tenn., December 4, 2025 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the second quarter of fiscal 2026, ended October 31, 2025.

Second Quarter Fiscal 2026 Financial Highlights

•	Net sales were $124.7 million, a decrease of $5.0 million, or 3.9%, from the comparable quarter last year.

•	Gross margin was 24.3% compared with 26.6% in the comparable quarter last year.

•	GAAP net income was $1.9 million, or $0.04 per diluted share, compared with $4.5 million, or $0.10 per diluted share, for the comparable quarter last year.

•

Non-GAAP net income was $2.0 million, or $0.04 per diluted share, compared with $5.2 million, or $0.12 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for net income exclude costs related to the relocation and the grand opening of the Smith & Wesson Academy. For a detailed reconciliation, see the schedules that follow in this release.

•	Non-GAAP Adjusted EBITDAS was $15.1 million, or 12.1% of net sales, compared with $19.1 million, or 15.0% of net sales, for the comparable quarter last year.

•	Net cash provided by operating activities was $27.3 million, an increase of $34.7 million over the comparable quarter last year.

Mark Smith, President and Chief Executive Officer, commented, “We were pleased with our second quarter results, which continue to demonstrate the strength of the Smith & Wesson brand, the ongoing success of our innovation strategy, and our disciplined focus on managing operations and allocating capital. As we anticipated, excellent efficiency in our business operations allowed us to deliver solid profitability of $15 million of Adjusted EBITDAS on net sales of nearly $125 million. We also saw great results on our balance sheet, with a significant reduction in inventory thanks to our disciplined sales & operations planning process. This generated healthy operating cash flow of over $27 million in the quarter. Further, our new products continued to be a significant catalyst, accounting for 38.7% of sales in the quarter.”

Deana McPherson, Executive Vice President and Chief Financial Officer, commented, “Distributor inventory in terms of actual units declined by over 5% from the end of the prior quarter and by 15% compared with the end of October 2024. This indicates continued positive sell through of our products at retail and a good position for us as we look forward to the coming months. Although we continue to see uncertainty regarding macro-economic conditions, including tariffs, we believe that the strength of our brand, product assortment, and new product offerings should allow us to continue performing well. Therefore, we expect our third quarter sales will be 8-10% over our Q3 fiscal 2025 sales with no significant impact, either positively or negatively, from channel inventory. Consistent with our capital allocation strategy, our board of directors has authorized a $0.13 per share quarterly dividend, which will be paid to stockholders of record on December 18, 2025 with payment to be made on January 2, 2026.”

Conference Call and Webcast

The company will host a conference call and webcast on December 4, 2025 to discuss its second quarter fiscal 2026 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Interested parties in North America are invited to participate by dialing 1-877-704-4453. Interested parties from outside North America are invited to participate by dialing 1-201-389-0920. Participants should dial in at least 10 minutes prior to the start of the call. The conference call audio webcast can also be accessed live on the company’s website at www.smith-wesson.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, we consider and use these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. We believe it is useful for us and the reader to review, as applicable, both (1) GAAP measures that include (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization, (iv) stock-based compensation expense, (v) an accrued legal settlement, (vi) Smith & Wesson Academy grand opening expenses, (vii) relocation expense, and (viii) the tax effect of non-GAAP adjustments; and (2) the non-GAAP measures that exclude such information. We present these non-GAAP measures because we consider them an important supplemental measure of our performance. Our definition of these adjusted financial measures may differ from similarly named measures used by others. We believe these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP measures. The principal limitations of these measures are that they do not reflect our actual expenses and may thus have the effect of inflating our financial measures on a GAAP basis.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson® and Gemtech® brands. Additionally, the company provides manufacturing services such as forging and machining to third parties and offers world-class firearm training programs to Law Enforcement/Military departments and civilians at the Smith & Wesson Academy™ in Maryville, TN. For more information call (844) 363-5386 or visit www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, that (i) distributor inventory trends indicate continued positive sell through of our products at retail and a good position for us as we look forward to the coming months; (ii) although we continue to see uncertainty regarding macro-economic conditions, including tariffs, we believe that the strength of our brand, product assortment, and new product offerings should allow us to continue performing well; and (iii) we expect our third quarter sales will be 8-10% over our Q3 fiscal 2025 sales with no significant impact, either positively or negatively, from channel inventory. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the impact of tariffs; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; our anticipated growth and growth opportunities; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to effectively manage and execute the relocation; our ability to introduce new products and the success of new products; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2025.

Contact:

investorrelations@smith-wesson.com

(413) 747-3448

SMITH &WESSON BRANDS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of:
	October 31, 2025	April 30, 2025
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$22,431	$25,231
Marketable securities	4,890	—
Accounts receivable, net of allowances for credit losses of $5 on October 31, 2025 and April 30, 2025	45,834	55,868
Inventories	183,141	189,840
Prepaid expenses and other current assets	9,655	6,260
Income tax receivable	2,569	66

Total current assets	268,520	277,265

Property, plant, and equipment, net of accumulated depreciation and amortization of $384,186 on October 31, 2025 and $368,811 on April 30, 2025	242,082	242,648
Intangibles, net	2,278	2,409
Goodwill	19,024	19,024
Deferred income taxes	9,584	10,260
Other assets	7,094	8,006

Total assets	$548,582	$559,612

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$23,485	$26,887
Accrued expenses and deferred revenue	18,658	24,678
Accrued payroll and incentives	10,303	9,060
Accrued profit sharing	204	4,636
Accrued warranty	1,241	1,379

Total current liabilities	53,891	66,640

Notes and loans payable	88,992	79,096
Finance lease payable, net of current portion	32,806	33,703
Other non-current liabilities	9,697	7,719

Total liabilities	185,386	187,158

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 76,168,890 issued and 44,490,896 shares outstanding on October 31, 2025 and 75,789,455 shares issued and 44,111,461 shares outstanding on April 30, 2025	76	76
Additional paid-in capital	301,933	298,075
Retained earnings	519,462	532,615
Treasury stock, at cost (31,677,994 shares on October 31, 2025 and April 30, 2025)	(458,275)	(458,312)

Total stockholders’ equity	363,196	372,454

Total liabilities and stockholders’ equity	$548,582	$559,612

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended October 31,		For the Six Months Ended October 31,
	2025	2024	2025	2024
	(In thousands, except per share data)
Net sales	$124,670	$129,679	$209,748	$218,013
Cost of sales	94,321	95,175	157,324	159,322

Gross profit	30,349	34,504	52,424	58,691

Operating expenses:
Research and development	2,433	2,221	5,440	4,736
Selling, marketing, and distribution	10,336	9,613	19,088	19,503
General and administrative	13,465	15,214	26,781	28,579
Gain on sale/disposition of assets, net	—	(81)	(43)	(139)

Total operating expenses	26,234	26,967	51,266	52,679

Operating income	4,115	7,537	1,158	6,012

Other expense, net:
Other income/(expense), net	277	(5)	338	(11)
Interest expense, net	(1,385)	(1,419)	(2,590)	(2,152)

Total other expense, net	(1,108)	(1,424)	(2,252)	(2,163)

Income/(loss) before income taxes	3,007	6,113	(1,094)	3,849
Income tax expense	1,090	1,567	400	1,158

Net income/(loss)	$1,917	$4,546	$(1,494)	$2,691

Net income/(loss) per share:
Basic - net income/(loss)	$0.04	$0.10	$(0.03)	$0.06

Diluted - net income/(loss)	$0.04	$0.10	$(0.03)	$0.06

Weighted average number of common shares outstanding:
Basic	44,396	44,523	44,329	44,922
Diluted	44,737	44,935	44,329	45,404

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Six Months Ended October 31,
	2025	2024
	(In thousands)
Cash flows from operating activities:
Net (loss)/income	$(1,494)	$2,691
Adjustments to reconcile net (loss)/income to net cash provided by/(used) in operating activities:
Depreciation and amortization	16,465	16,261
Gain on sale/disposition of assets	(43)	(139)
Deferred income taxes	676	245
Stock-based compensation expense	3,990	3,722
Non-cash sublease income	(889)	(854)
Other, net	(317)	—
Changes in operating assets and liabilities:
Accounts receivable	10,034	6,364
Inventories	6,699	(35,535)
Prepaid expenses and other current assets	(3,395)	(5,139)
Income taxes	(2,503)	(5,632)
Accounts payable	(3,016)	(10,135)
Accrued payroll and incentives	1,243	(3,949)
Accrued profit sharing	(4,432)	(8,048)
Accrued expenses and deferred revenue	(3,425)	1,826
Accrued warranty	(138)	(328)
Other assets	40	665
Other non-current liabilities	(337)	(227)

Net cash provided by/(used) in operating activities	19,158	(38,212)

Cash flows from investing activities:
Purchases of marketable securities	(4,573)	—
Payments to acquire patents and software	(54)	(112)
Proceeds from sale of property and equipment	49	237
Payments to acquire property and equipment	(15,281)	(8,004)

Net cash used in investing activities	(19,859)	(7,879)

Cash flows from financing activities:
Proceeds from loans and notes payable	20,000	60,000
Cash paid for debt issuance costs	(219)	(941)
Payments on finance lease obligation	(93)	(89)
Payments on notes and loans payable	(10,000)	—
Payments to acquire treasury stock	—	(22,620)
Dividend distribution	(11,655)	(11,652)
Proceeds to acquire common stock from employee stock purchase plan	743	749
Payment of employee withholding tax related to restricted stock units	(875)	(1,102)

Net cash (used in)/provided by financing activities	(2,099)	24,345

Net decrease in cash and cash equivalents	(2,800)	(21,746)
Cash and cash equivalents, beginning of period	25,231	60,839

Cash and cash equivalents, end of period	$22,431	$39,093

Supplemental disclosure of cash flow information
Cash paid for:
Interest, net of amounts capitalized	$2,855	$2,353
Income taxes	$2,293	$6,785

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Six Months Ended
	October 31, 2025		October 31, 2024		October 31, 2025		October 31, 2024
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP net sales	$124,670		$129,679		$209,748		$218,013
Relocation	—		(2,554)		—		(4,213)

Non-GAAP net sales	$124,670		$127,125		$209,748		$213,800

GAAP gross profit	$30,349	24.3%	$34,504	26.6%	$52,424	25.0%	$58,691	26.9%
Relocation expenses	(89)		552		(4)		1,734
Settlement	—		70		—		70

Non-GAAP gross profit	$30,260	24.3%	$35,126	27.6%	$52,420	25.0%	$60,495	28.3%

GAAP operating expenses	$26,234	21.0%	$26,967	20.8%	$51,266	24.4%	$52,679	24.2%
Relocation expenses	309		(312)		362		(437)
S&W Academy grand opening	(486)		—		(486)		—

Non-GAAP operating expenses	$26,057	20.9%	$26,655	21.0%	$51,142	24.4%	$52,242	24.4%

GAAP operating income	$4,115	3.3%	$7,537	5.8%	$1,158	0.6%	$6,012	2.8%
Settlement	—		70		—		70
Relocation expenses	(398)		864		(366)		2,171
S&W Academy grand opening	486		—		486		—

Non-GAAP operating income	$4,203	3.4%	$8,471	6.7%	$1,278	0.6%	$8,253	3.9%

GAAP net income/(loss)	$1,917	1.5%	$4,546	3.5%	$(1,494)	-0.7%	$2,691	1.2%
Settlement	—		70		—		70
Relocation expenses	(398)		864		(366)		2,171
S&W Academy grand opening	486		—		486		—
Tax effect of non-GAAP adjustments	(25)		(239)		(34)		(674)

Non-GAAP net income/(loss)	$1,980	1.6%	$5,241	4.1%	$(1,408)	-0.7%	$4,258	2.0%

GAAP net income/(loss) per share - diluted	$0.04		$0.10		$(0.03)		$0.06
Settlement	—		—		—		—
Relocation expenses	(0.01)		0.02		(0.01)		0.05
S&W Academy grand opening	0.01		—		0.01		—
Tax effect of non-GAAP adjustments	—		(0.01)		—		(0.01)

Non-GAAP net income/(loss) per share - diluted	$0.04		$0.12 (a)		$(0.03)		$0.09 (a)

(a)	Non-GAAP net loss per share does not foot due to rounding.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(in thousands)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31, 2025	October 31, 2024	October 31, 2025	October 31, 2024
GAAP net income/(loss)	$1,917	$4,546	$(1,494)	$2,691
Interest expense	1,982	2,080	3,819	3,527
Income tax expense	1,090	1,567	400	1,158
Depreciation and amortization	7,965	8,181	16,349	16,206
Stock-based compensation expense	2,099	1,869	3,990	3,722
S&W Academy grand opening	486	—	486	—
Settlement	—	70	—	70
Relocation expense	(398)	738	(366)	1,913

Non-GAAP Adjusted EBITDAS	$15,141	$19,051	$23,184	$29,287

Non-GAAP Adjusted EBITDAS Margin	12.1%	15.0%	11.1%	13.7%

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH (USED IN) / PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31, 2025	October 31, 2024	October 31, 2025	October 31, 2024
Net cash provided by/(used in) operating activities	$27,268	(7,397)	$19,158	$(38,212)
Payments to acquire property and equipment	(10,990)	(3,302)	(15,281)	(8,004)

Free cash flow	$16,278	$(10,699)	$3,877	$(46,216)